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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                _______________


                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 19, 1997


                               SYNCRONYS SOFTCORP
           ----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Nevada                       000-25736               33-0653223
----------------------------          -------------        --------------------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
    of Incorporation)                  File Number)         Identification No.)



3958 Ince Boulevard, Culver City, California                90232
--------------------------------------------             ------------
  (Address of Principal Executive Offices)                (Zip Code)



      Registrant's telephone number, including area code:  (310) 842-9203
                                                         -------------------


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT


         On November 26, 1996, the Registrant ratified the re-appointment of its auditor, KPMG Peat Marwick LLP ("KPMG Peat Marwick"). On November 19, 1997, KPMG Peat Marwick notified the Registrant that it was declining to stand for re-election.

         In connection with the audits of the two fiscal years ended June 30, 1997, and the subsequent interim period through November 19, 1997, there were no disagreements between KPMG Peat Marwick and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. KPMG Peat Marwick's auditors' report on the consolidated financial statements of the Registrant and its subsidiaries as of June 30, 1997 and for each of the years in the two year period ended June 20, 1997 contained a separate paragraph stating that "the Company has suffered recurring losses from operations, generated negative cash flow and has a stockholders' deficiency which raise substantial doubt about its ability to continue as a going concern." Management's plans in regard to these matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Also, KPMG Peat Marwick had, in its letter to management on internal controls, identified as a material weakness, as determined under standards established by the American Institute of Certified Public Accountants, that the Registrant's information systems did not reliably and consistently provide sales and marketing data to the accounting department that is necessary in establishing appropriate accounting estimates. A letter from KPMG Peat Marwick is attached as Exhibit Number 16.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

               Exhibit No.        Description of Exhibit
               -----------        ----------------------

                  16 Letter from KPMG Peat Marwick LLP to the Securities and Exchange Commission



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      SYNCRONYS
                                           ----------------------------------
                                                     (Registrant)


Date:  November 26, 1997                   By  /s/ RAINER POERTNER
     --------------------                    --------------------------------
                                                     (Signature)

                                                  RAINER POERTNER, CEO
                                             --------------------------------
                                               (Print the name and title of
                                                    the signing officer)
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                                 EXHIBIT INDEX



Exhibit No.                 Description of Exhibit
-----------                 ----------------------

   16                       Letter from KPMG Peat Marwick LLP to
                            the Securities and Exchange Commission